UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 March 16, 2004



                           KNIGHT TRANSPORTATION, INC.
             (Exact name of registrant as specified in its charter)



          Arizona                     000-24946                   86-0649974
(State or other jurisdiction   (Commission File Number)        (I.R.S. Employer
     of incorporation)                                       Identification No.)




          5601 W. Buckeye Road, Phoenix, Arizona           85043
         (Address of principal executive offices)        (Zip Code)


               Registrant's telephone number, including area code:
                                 (602) 269-2000


                                 Not applicable
          (Former name or former address, if changed since last report)





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Item 1.           Changes in Control of Registrant.

                  Not applicable.

Item 2.           Acquisition or Disposition of Assets.

                  Not applicable.

Item 3.           Bankruptcy or Receivership.

                  Not applicable.

Item 4.           Changes in Registrant's Certifying Accountant.

     On March 16, 2004, Knight Transportation, Inc., an Arizona corporation (the "Company"), was notified by KPMG LLP ("KPMG"), the Company's principal independent public accountant for the fiscal year ended December 31, 2003, of its resignation as the Company's principal independent public accountants. The resignation related to an inability of KPMG and the Audit Committee of the Company's Board of Directors to reach an agreement on audit and related fees for fiscal 2004.

     The report issued by KPMG in connection with the Company's financial statements for each of its two most recent fiscal years ended December 31, 2003, and December 31, 2002, respectively, did not contain an adverse opinion or a disclaimer of opinion, nor was either such report qualified or modified as to uncertainty, audit scope, or accounting principles, except the fiscal 2003 audit report of KPMG contained the following explanatory paragraph:

          The consolidated financial statements of Knight Transportation, Inc. and subsidiaries as of December 31, 2001 and for the year then ended were audited by other auditors who have ceased operations. As described in Note 1, these consolidated financial statements have been revised to include the transitional disclosures required by Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets, which was adopted by the Company as of January 1, 2002. In our opinion, the disclosures for 2001 in Note 1 are appropriate. However, we were not engaged to audit, review, or apply any procedures to the 2001 consolidated financial statements of Knight Transportation, Inc. and subsidiaries other than with respect to such disclosures and, accordingly, we do not express an opinion or any other form of assurance on the 2001 consolidated financial statements taken as a whole.

     During the Company's two most recent fiscal years ended December 31, 2003, and December 31, 2002, and the subsequent interim period preceding KPMG's resignation on March 16, 2004, there was no disagreement with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of KPMG, would have caused KPMG to make a reference to the subject matter of such disagreement in connection with its reports, and there occurred no "reportable events" within the meaning of Item 304(a)(1)(v) of Regulation S-K.

     We have provided KPMG with a copy of the foregoing statements. A letter from KPMG is attached as Exhibit 16.1 to this Current Report on Form 8-K.

     The Audit Committee of the Company's Board of Directors has been advised of KPMG's resignation. Although the Audit Committee has not, as of March 23, 2004, approved the engagement of a new principal independent public accounting firm for the Company, it is actively engaged in discussions with two firms. The Company expects that the Audit Committee will conclude its search, and that a new principal independent accounting firm will be engaged, prior to the release of the Company's financial results for the fiscal quarter ended March 31, 2004.

Item 5.           Other Events and Regulation FD Disclosure.

                  Not applicable.

Item 6.           Resignations of Registrant's Directors.

                  Not applicable.

Item 7.           Financial Statements and Exhibits.

                  (c) Exhibits.

                  EXHIBIT
                  NUMBER            EXHIBIT TITLE
-------------------------------------------------------------------------------
                   16.1 Letter of KPMG LLP to the Securities and Exchange Commission dated March 23, 2004

Item 8.           Change in Fiscal Year.

                  Not applicable.

Item 9.           Regulation FD Disclosure.

                  Not applicable.

Item 10. Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

                  Not applicable.

Item 11. Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.

                  Not applicable.

Item 12.          Results of Operations and Financial Condition.

                  Not applicable.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            KNIGHT TRANSPORTATION, INC.


Date: March 23, 2004                        /s/ David A. Jackson
                                    --------------------------------------
                                            David A. Jackson
                                            Chief Financial Officer

                                  EXHIBIT INDEX

16.1 Letter of KPMG LLP to the Securities and Exchange Commission dated March 23, 2004